UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

East Stone Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2022

East Stone Acquisition Corporation

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39233	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Suite 100

Burlington, MA 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 202 9128

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	ESSCU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	ESSC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	ESSCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable for $11.50 per share	ESSCW	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

As previously disclosed in the Current Report 8-K of East Stone Acquisition Corporation, a British Virgin Islands business company (“East Stone”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 21, 2022, East Stone entered into a Business Combination Agreement (as amended, the “Business Combination Agreement”), with Navy Sail International Limited, a British Virgin Islands company, in the capacity as the representative of East Stone and the shareholders of East Stone immediately prior to Closing from and after the Closing (the “Purchaser Representative”), NWTN Inc., an exempted company incorporated with limited liability in the Cayman Islands (the “Pubco”), Muse Merger Sub I Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of NWTN (the “First Merger Sub”), Muse Merger Sub II Limited, a British Virgin Islands business company and a wholly-owned subsidiary NWTN (the “Second Merger Sub”), and ICONIQ Holding Limited, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”).

As previously disclosed in the Current Report 8-K of East Stone, filed with the SEC on February 25, 2020, in connection with East Stone’s initial public offering (“IPO”), East Stone entered into a letter agreement, dated February 19, 2020, by and among, East Stone, Double Ventures Holdings Limited, a British Virgin Islands company (“Double Ventures”), Navy Sail International Limited, a British Virgin Islands company (“Navy Sail”), Hua Mao, Cheng Zhao, and the directors, officers of the Company named therein (collectively, with Double Ventures and Navy Sail, the “Lock-up Parties”), as amended by that certain Amendment of Insider Letter, dated April 15, 2022 (as amended, the “Letter Agreement”). The Letter Agreement, among other things, imposed certain lock-up restrictions on the East Stone securities held by the Lock-up Parties.

On November 6, 2022, East Stone, the Lock-up Parties and I-Bankers Securities Inc. entered into a waiver letter (the “Insider Waiver Letter”), in order to partially waive compliance by the applicable Lock-up Parties with certain lock-up obligations in Sections 3(a) and 3(b) of the Letter Agreement. Pursuant to the Insider Waiver Letter, contemporaneously with the closing of the transactions contemplated by the Business Combination Agreement, (i) the lock-up restrictions on certain East Stone securities issued to Messrs. Mao and Zhao in the private placement transaction that occurred in connection with East Stone’s IPO are waived, and (ii) Double Ventures may transfer 200,000 East Stone founder shares to repay certain working capital loans for the benefit of East Stone. Such founder shares will continue to be subject to the lock-up restrictions of the Letter Agreement following such transfer. A copy of the form of Insider Waiver Letter is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

ADDITIONAL INFORMATION

NWTN has submitted with the SEC a Registration Statement on Form F-4 (as amended, the “Registration Statement”), which was declared effective on October 20, 2022 and included a proxy statement of East Stone and a prospectus in connection with the proposed transactions (the “Transactions”) involving East Stone, the Purchaser Representative, NWTN, Muse Merger Sub I Limited, Muse Merger Sub II Limited and the Company pursuant to that certain Business Combination Agreement. The definitive proxy statement and other relevant documents are being mailed to shareholders of East Stone as of a record date of October 4, 2022. SHAREHOLDERS OF EAST STONE AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH EAST STONE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT EAST STONE, THE COMPANY, NWTN AND THE TRANSACTIONS. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to East Stone by contacting its Chief Financial Officer, Chunyi (Charlie) Hao, c/o East Stone Acquisition Corporation, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803, at (781) 202-9128 or at hao@estonecapital.com.

DISCLAIMER

This report hereto shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

NO ASSURANCES

There can be no assurance that the proposed Transactions will be completed, nor can there be any assurance, if the Transactions are completed, that the potential benefits of combining the companies will be realized. The description of the Transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Transactions, copies of which have been filed with the SEC as exhibits to the Registration Statement.

PARTICIPANTS IN THE SOLICITATION

NWTN, East Stone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of East Stone in connection with the Transactions. Information regarding the officers and directors of East Stone is set forth in East Stone’s annual report on Form 10-K, which was filed with the SEC on April 15, 2022. Additional information regarding the interests of such potential participants are included in the Registration Statement (and is included in the definitive proxy statement/prospectus for the Transactions) and other relevant documents filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information in this report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share; (2) references with respect to the anticipated benefits of the proposed Transactions and the projected future financial performance of East Stone and the Company’s operating companies following the proposed Transactions; (3) changes in the market for the Company’s products and services and expansion plans and opportunities; (4) the Company’s unit economics; (5) the sources and uses of cash of the proposed Transactions and concurrent private placement; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Transactions and concurrent private placement; (7) the projected technological developments of the Company and its competitors; (8) anticipated short- and long-term customer benefits; (9) current and future potential commercial and customer relationships; (10) the ability to manufacture efficiently at scale; (11) anticipated investments in research and development and the effect of these investments and timing related to commercial product launches; and (12) expectations related to the terms and timing of the proposed Transactions. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of the Company’s and East Stone’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and East Stone. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the parties’ inability to consummate the Transactions and concurrent private placement; the risk that the Transactions disrupt current plans and operations as a result of the announcement and consummation of the Transactions described herein; the inability to recognize the anticipated benefits of the Transactions; the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Transactions prior to the execution of the Business Combination Agreement; the ability to obtain or maintain the listing of the NWTN’s securities on The Nasdaq Stock Market, following the Transactions, including having the requisite number of shareholders; costs related to the Transactions; changes in domestic and foreign business, market, financial, political and legal conditions; the Company’s ability to successfully and timely develop, manufacture, sell and expand its technology and products, including implement its growth strategy; the Company’s ability to adequately manage any supply chain risks, including the purchase of a sufficient supply of critical components incorporated into its product offerings; risks relating to the Company’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between the Company and its employees; the Company’s ability to successfully collaborate with business partners; demand for the Company’s current and future offerings; risks that orders that have been placed for the Company’s products are cancelled or modified; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that the Company is unable to secure or protect its intellectual property; risks of product liability or regulatory lawsuits relating to the Company’s products and services; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of the COVID-19 pandemic and certain geopolitical developments; the inability of the parties to successfully or timely consummate the proposed Transactions, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Transactions; the outcome of any legal proceedings that may be instituted against the Company, East Stone or NWTN or other following announcement of the proposed Transactions and transactions contemplated thereby; the ability of the Company to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; technological improvements by the Company’s peers and competitors; and those risk factors discussed in documents of NWTN and East Stone filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither East Stone nor the Company presently know or that East Stone and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect East Stone’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this report. East Stone and the Company anticipate that subsequent events and developments will cause East Stone’s and the Company’s assessments to change. However, while East Stone and the Company may elect to update these forward-looking statements at some point in the future, East Stone and the Company specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by East Stone. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

East Stone Acquisition Corporation
Xiaoma (Sherman) Lu
2 Burlington Woods Drive, Suite 100
Burlington, MA 01803
sherman@estonecapital.com

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits

Exhibit No.	Description
10.1	Waiver Letter dated November 6, 2022 by and among East Stone, the Lock-up Parties, and I-Bankers Securities, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Stone Acquisition Corporation

Date: November 7, 2022	By:	/s/ Xiaoma (Sherman) Lu
		Name:	Xiaoma (Sherman) Lu
		Title:	Chief Executive Officer

Exhibit 10.1

I-Bankers Securities, Inc.

535 5th Ave

Suite 423

New York, New York 10017

Attn.: Mike McCrory, Chief Executive Officer

November 6, 2022

Ladies and Gentlemen:

Reference is made to the letter agreement, dated February 19, 2020, by and among, East Stone Acquisition Corporation, a British Virgin Islands business company (the “Company”), Double Ventures Holdings Limited, a British Virgin Islands company (“Double Ventures”), Navy Sail International Limited, a British Virgin Islands company (“Navy Sail”), Hua Mao, Cheng Zhao, and the directors, officers of the Company named therein (collectively, the “Lock-up Parties”), as amended by that certain Amendment of Insider Letter, dated April 15, 2022 (as amended, the “Letter Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Letter Agreement.

Reference is also made to the underwriting agreement, dated February 19, 2020 (the “Underwriting Agreement”), by and between the Company and I-Bankers Securities Inc., as Representative (the “Representative”) of the several Underwriters named in Schedule A thereto, relating to an underwritten initial public offering of the Company’s units.

Reference is further made to that certain Business Combination Agreement, dated April 15, 2022, (i) the Company, (ii) Navy Sail International Limited, a British Virgin Islands company, in the capacity as the Purchaser Representative thereunder, (iii) NWTN Inc. (“Pubco”), (iv) Muse Merger Sub I Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco, (v) Muse Merger Sub II Limited, a British Virgin Islands business company and a wholly-owned subsidiary of Pubco, and (vi) ICONIQ Holding Limited, an exempted company incorporated with limited liability in the Cayman Islands, entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”, and the transactions contemplated thereby, the “Business Combination”).

As you are aware, pursuant to Section 3(a) of the Letter Agreement, the Initial Shareholders agreed not to Transfer any Insider Shares: (x) with respect to 50% of its Insider Shares, until the earlier of (i) six (6) months after the date of the consummation of the Business Combination or (ii) the date on which the closing price of the Ordinary Shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Business Combination; and (y) with respect to the remaining 50% of their Insider Shares, six (6) months after the date of the consummation of the Business Combination, or earlier, in either case, if, subsequent to the Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. Additionally, pursuant to Section 3(b) of the Letter Agreement, the Anchor Investors agreed not to effectuate any Transfer of securities issued or issuable upon the exercise of the Private Units or their underlying securities until 30 days after the completion of the Business Combination.

In connection with and in furtherance of the Business Combination, the Lock-up Parties hereby request that each of the undersigned partially waive compliance by the applicable Lock-up Parties with Sections 3(a) and 3(b) of the Letter Agreement, as applicable, for the following events contemplated to occur contemporaneously with the Business Combination:

●	Each of the Anchor Investors shall be released from their obligations pursuant to Section 3(b) of the Letter Agreement with respect to their Private Units.

●	Double Ventures shall transfer 200,000 of its Insider Shares to Xin Zhang as repayment for a private loan by Xin Zhang to Mr. Hao to fund a portion of Mr. Hao’s loan to the Company pursuant to that certain promissory note dated February 23, 2021.

By signing the counterpart to this letter, each of the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby waives in part the compliance by the Lock-up Parties with Sections 3(a) and 3(b) of the Letter Agreement as described above. Except as specifically waived herein, the parties to the Letter Agreement retain all rights, and each Lock-up Party retains all obligations, as set forth in the Letter Agreement, and the Representative retains all rights as set forth in the Underwriting Agreement.

[Signature page follows]

If you are in agreement with the foregoing, kindly indicate such agreement by signing the counterpart to this letter and returning the signed copy thereof to the Company at the address first written above or by e-mail at hao@estonecapital.com.

Sincerely,

Double Ventures Holdings Limited

/s/ Chunyi (Charlie) Hao
Name: Chunyi (Charlie) Hao
Title:

Navy Sail International Limited

/s/ Chunyi (Charlie) Hao
Name: Chunyi (Charlie) Hao
Title: Director

/s/ Hua Mao
Hua Mao

/s/ Cheng Zhao
Cheng Zhao

ACKNOWLEDGED AND AGREED TO THIS 6th DAY OF NOVEMBER 2022:

I-Bankers Securities Inc.

/s/ Matthew J. McCloskey
Name: Matthew J. McCloskey
Title: Head of Equity Capital Markets

East Stone Acquisition Corporation

/s/ Sherman Xiaoma Lu
Name: Sherman Xiaoma Lu
Title: Chief Executive Officer

[Signature Page to Insider Waiver Letter]